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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2005

                             TECTONIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      033-36198               22-3038309
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                       1825 Barrett Lakes Blvd., Suite 260
                             Kennesaw, Georgia 30144
                    (Address of Principal Executive Offices)

                                 (770) 517-4750
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in the Registrant's Certifying Accountant.

On June 9, 2005, Tectonic Network, Inc. (the "Company") filed a Form 8-K regarding the resignation of BDO Seidman, LLP ("BDO") as the Company's independent accountants. BDO was provided with a copy of that Form 8-K, and the Company requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agreed with the statements contained in the Form 8-K, and if not, in what respects BDO did not agree (the "Response Letter"). Attached hereto as Exhibit 99.1 is the Response Letter provided by BDO which states that they agree with the statements contained in the Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Letter, dated June 10, 2005, addressed from BDO Seidman, LLP to the Securities and Exchange Commission.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RETURN ON INVESTMENT CORPORATION


Date: June 13, 2005                    By: /s/ Arol R. Wolford
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                                           Arol R. Wolford
                                           President and Chief Executive Officer